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                                                                   Exhibit 10.16

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                               ORGANIZER INTEREST

                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

                                  BY AND AMONG

                           PBO PROPERTY FUND, L.L.C.,

                          PBO PROPERTY CAPITAL, L.L.C.,

                     BANC ONE CAPITAL HOLDINGS CORPORATION,

                       PIONEER REAL ESTATE ADVISORS, INC.,

                            THE PIONEER GROUP, INC.,

                    OVERSEAS PRIVATE INVESTMENT CORPORATION,

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                               AS COLLATERAL AGENT


                            DATED AS OF MAY 20, 1998

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                                TABLE OF CONTENTS

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.1    Definitions .................................................   2
Section 1.2    Interpretation ..............................................   7

                                   ARTICLE II
                                  GRANT OF LIEN

Section 2.1    Collateral for Secured Obligations ..........................   8
Section 2.2    Deposit of Collateral .......................................   9
Section 2.3    Transfers and Other Liens ...................................  10
Section 2.4    Remedies Upon an Event of Default ...........................  10
Section 2.5    Waiver ......................................................  15
Section 2.6    Perfection of Security Interest .............................  15
Section 2.7    Further Assurances ..........................................  16
Section 2.8    Distributions; Voting Rights ................................  16
Section 2.9    Enforcement of Rights; No Waiver ............................  17
Section 2.10   Nature of Obligations; Survival .............................  17
Section 2.11   Financing Parties and Pledgors Remain Liable ................  18
Section 2.12   Attorney-in-Fact and Proxy ..................................  18
Section 2.13   OPIC May Perform ............................................  19
Section 2.14   Security Interest Absolute ..................................  19
Section 2.15   OPIC's Duties ...............................................  20
Section 2.16   Appointment of Sub-Agent; Endorsements, Etc. ................  20
Section 2.17   OPIC to Direct the Collateral Agent .........................  20
Section 2.18   Effectiveness ...............................................  21

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.1    Representations and Warranties of the Pledgors ..............  22

                                   ARTICLE IV
                                    COVENANTS

Section 4.1    Affirmative Covenants of the Pledgors .......................  24
Section 4.2    Place of Business and Name ..................................  25
Section 4.3    Negative Covenants of the Pledgors ..........................  25


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                                    ARTICLE V
                                  MISCELLANEOUS

Section 5.1    Concerning the Collateral Agent .............................  26
Section 5.2    Indemnity; Reimbursement of Expenses ........................  31
Section 5.3    Notices .....................................................  33
Section 5.4    Amendments ..................................................  34
Section 5.5    Authorized Persons ..........................................  34
Section 5.6    Successors and Assigns; Third Party Beneficiaries ...........  34
Section 5.7    Governing Law ...............................................  35
Section 5.8    Severability ................................................  35
Section 5.9    Jurisdiction and Consent to Suit ............................  35
Section 5.10   Agent for Service of Process ................................  35
Section 5.11   Integration .................................................  36
Section 5.12   Arbitration .................................................  36
Section 5.13   No Conflict .................................................  38
Section 5.14   Continuing Security Agreement ...............................  38
Section 5.15   Satisfaction and Discharge ..................................  38
Section 5.16   Waiver of Jury Trial ........................................  39
Section 5.17   Waiver of Litigation Payments ...............................  39
Section 5.18   Counterparts ................................................  39

                                    SCHEDULE

Schedule I     OPIC Payment Instructions

                                    EXHIBITS

Exhibit A      Principal Place of Business and Chief Executive Office of the
               Pledgors
Exhibit B-1    Certificate of Name, Title and Specimen Signature of the Fund
Exhibit B-2    Certificate of Name, Title and Specimen Signature of the Managing
               Member
Exhibit B-3    Certificate of Name, Title and Specimen Signature of BOCHC
Exhibit B-4    Certificate of Name, Title and Specimen Signature of PREA
Exhibit B-5    Certificate of Name, Title and Specimen Signature of TPG
Exhibit B-6    Certificate of Name, Title and Specimen Signature of OPIC
Exhibit B-7    Certificate of Name, Title and Specimen Signature of the
               Collateral Agent
Exhibit C-1    Certificate of Notation of Lien of the Fund
Exhibit C-2    Certificate of Notation of Lien of the Managing Member
Exhibit D-1    Form of Financing Statement of the Managing Member
Exhibit D-2    Form of Financing Statement of BOCHC
Exhibit D-3    Form of Financing Statement of PREA
Exhibit D-4    Form of Financing Statement of TPG
Exhibit E-1    Form of Irrevocable Power of Attorney of the Managing Member
Exhibit E-2    Form of Irrevocable Power of Attorney of BOCHC


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Exhibit E-3    Form of Irrevocable Power of Attorney of PREA
Exhibit E-4    Form of Irrevocable Power of Attorney of TPG
Exhibit F-1    Form of Undated Instrument of Transfer of the Managing Member
Exhibit F-2    Form of Undated Instrument of Transfer of BOCHC
Exhibit F-3    Form of Undated Instrument of Transfer of PREA
Exhibit F-4    Form of Undated Instrument of Transfer of TPG


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      ORGANIZER INTEREST PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT dated as of
May 20, 1998 (the "Agreement"), by and among PBO PROPERTY FUND, L.L.C. (the "Fund"), a limited liability company formed and existing under the laws of the State of Delaware; PBO PROPERTY CAPITAL, L.L.C. (the "Managing Member"), a limited liability company formed and existing under the laws of the State of Delaware; BANC ONE CAPITAL HOLDINGS CORPORATION ("BOCHC"), a corporation organized and existing under the laws of the State of Ohio; PIONEER REAL ESTATE ADVISORS, INC. ("PREA"), a corporation organized and existing under the laws of the State of Delaware; THE PIONEER GROUP, INC. ("TPG"), a corporation organized and existing under the laws of Delaware; OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"), an agency of the United States of America; and STATE STREET BANK AND TRUST COMPANY (the "Collateral Agent"), a Massachusetts trust company, as Collateral Agent. (The Managing Member, BOCHC, PREA and TPG are sometimes referred to herein collectively as the "Pledgors" and individually as a "Pledgor.")

                                   WITNESSETH:

      WHEREAS, the Pledgors own interests in the Managing Member and/or the Fund, which PREA and BOCHC have formed to seek to achieve current income and long term capital gains for its members by investing in companies directly or indirectly organized by it to acquire and develop light industrial, manufacturing, commercial, office, distribution, warehouse, retail, and certain hotel real property and related real estate assets in Central and Eastern Europe and in the New Independent States (each as defined by reference below), and to lease such properties on a long-term basis to U.S. and other international financially responsible tenants or to sell such properties to U.S. and other international financially responsible purchasers;

      WHEREAS, to obtain financing for the Fund's investments and operations, the Fund, the Managing Member, PBO Holdings, L.L.C. (the "Holding Company") and OPIC are contemporaneously herewith entering into an Amended and Restated Finance Agreement dated as of the date hereof (the "Finance Agreement") pursuant to which OPIC has agreed to provide the Fund with a credit facility in the amount of up to U.S. $160,000,000 (the "Loan"), subject to certain terms and conditions, including that each of the Fund and the Pledgors execute, deliver and comply with this Agreement;

      WHEREAS, to induce OPIC to provide the Loan, which will be of material benefit to the Pledgors, (i) the Pledgors, the Fund and OPIC are contemporaneously herewith entering into an Indemnity Agreement dated as of the date hereof (the "Indemnity Agreement") pursuant to which each of the Pledgors agrees to (x) reimburse OPIC for certain costs and expenses, and (y) indemnify and hold harmless OPIC, the Fund and other Indemnified Persons (as defined therein) against, and contribute to, the OPIC Losses and the Fund Losses (each as defined therein), and (ii) the Pledgors, the Fund, the Holding Company and OPIC are contemporaneously herewith entering into a Subordination Agreement dated as of the date hereof (the "Subordination Agreement"), pursuant to which each of the Pledgors agrees to subordinate all obligations owing
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to it from any Financing Credit Party (as defined by reference below), to certain obligations of the Financing Credit Parties to OPIC; and

      WHEREAS, to secure the full and prompt payment, performance and satisfaction by the Pledgors of their respective obligations under the Indemnity Agreement, the Subordination Agreement and this Agreement, each of the Pledgors wishes to pledge its Collateral (as defined herein), and to grant, assign and create a security interest therein and Lien thereon, in favor of the Collateral Agent for the benefit of OPIC, in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

      SECTION 1.1 DEFINITIONS.

            (A) All capitalized terms used in this Agreement, including the recitals hereto, and not otherwise defined herein shall have the meanings assigned thereto in the Finance Agreement.

            (B) Unless otherwise provided, the following capitalized terms used herein shall have the meanings specified below:

            "AGREEMENT" means this Organizer Interest Pledge, Assignment and Security Agreement, including the Exhibits and Schedules hereto.

            "ARBITRATION NOTICE" has the meaning provided in Section 5.12(a).

            "AUTHORIZED OFFICER" means, (i) with respect to any Person, its Chairperson, Managing Director, President, Secretary or Treasurer, and any other officer designated in writing by such Person as having been authorized to execute and deliver this Agreement or any other Financing Document to which it is or will be a party, any amendment hereto or thereto, any waiver hereof or thereof or any Notice or other instrument contemplated hereunder in accordance with this Agreement, including, in the case of the Fund, the Managing Member, BOCHC, PREA or TPG, each person whose name, title and signature appear on Exhibit B-1, B-2, B-3, B-4 or B-5, respectively, as the same may from time to time be amended by the Fund, the Managing Member, BOCHC, PREA or TPG, as the case may be, in accordance with Section 5.5, (ii) with respect to a partnership, any natural person serving as a general partner thereof or any Authorized Officer of a general partner thereof, (iii) with respect to a limited liability company organized under the laws of any State or other jurisdiction in the United States of America, any natural


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person serving as a member thereof with management authority or any Authorized
Officer thereof or of a member thereof with management authority, (iv) with respect to OPIC, the President, the Vice President, and any other officer designated to act on behalf of OPIC in connection with the transactions contemplated hereby pursuant to a redelegation of authority from the President or a Vice President of OPIC, including each person whose name, title and signature appear on Exhibit B-6, as the same may from time to time be amended by OPIC in accordance with Section 5.5, and (v) with respect to the Collateral Agent, an officer in its Corporate Trust Administration, including each person whose name, title and signature appear on Exhibit B-7, as the same may from time to time be amended by the Collateral Agent in accordance with Section 5.5.

            "BOCHC" has the meaning provided in the preamble to this Agreement.

            "BUSINESS DAY" means any day other than (i) a Saturday or Sunday,
(ii) a day on which commercial banks in Washington, D.C., New York, New York, or the city in which the principal office of the Collateral Agent is situated are required or permitted to be closed, (iii) a day on which the New York Stock Exchange is closed, or (iv) when used with respect to any communication or delivery to or from OPIC, or any action by OPIC, a day on which OPIC is not open for business.

            "CHARTER DOCUMENTS" means, in respect of any company, corporation, partnership, limited liability company, governmental agency or other enterprise, its founding act, charter, certificate or articles of incorporation, by-laws, memorandum and articles of association, certificate of formation, certificate of limited partnership, statute, agreement among the holders of voting equity interests, or similar governing instrument, and including, in respect of the Fund, the Fund Operating Agreement and, in respect of the Managing Member, the Managing Member Operating Agreement.

            "COLLATERAL" means, as to each Pledgor, any and all of such Pledgor's right, title, claim and interest in and to its Pledged Interest, whether now owned or existing or hereafter acquired or arising, including the following:

                  (i) (A) any and all rights as a direct or indirect record or beneficial owner of a limited liability company or other interest in each of the Fund and the Managing Member, including each equity interest to receive money due and to become due under or pursuant to the Charter Documents of each of the Fund and the Managing Member, whether upon a distribution of cash or profits, a return of capital, as liquidation proceeds or otherwise, (B) any and all rights to participate in the operation or management of each of the Fund and the Managing Member, and to take or consent to actions in accordance with the Charter Documents of each of the Fund and the Managing Member, (C) any and all rights to property of each of the Fund and the Managing Member, (D) any and all rights to receive proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to each of the Fund and the Managing Member, (E) any and all claims for damages arising out of, or for breach of, or default under the Charter Documents of each of the Fund and the Managing Member, and (F) any and all rights to terminate, amend,


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      supplement, modify or waive performance under the Charter Documents of each of the Fund and the Managing Member, to perform thereunder and to compel the performance and otherwise to exercise all remedies thereunder;

                  (ii) any and all rights as a secured or unsecured creditor of each of the Fund and the Managing Member, including all rights to receive payment of any monies and to enforce any obligation of the Fund and the Managing Member under any loan agreement, note, instrument, security or other agreement or document evidencing or relating to the advance of monies by, or on behalf of, such Pledgor to the Fund and the Managing Member;

                  (iii) any and all certificates, certificated and uncertificated Securities and other instruments or documents of any type or nature (including depositary receipts, if any), at any time existing, representing, evidencing or giving rise to (A) the Collateral of such Pledgor, whether resulting from a split-up, revision, reclassification or other like change of its Collateral or otherwise received in exchange therefor, and (B) any type of ownership interest at any time issued to such Pledgor by the Fund and the Managing Member, or otherwise acquired by any of the Pledgors, including any subscription warrants, rights or options issued to holders of, or otherwise in respect of, the Collateral of such Pledgor;

                  (iv) any and all property and financial assets, whether tangible or intangible, wherever located, including all goods, documents, instruments, general intangibles, chattel paper, accounts, deposit accounts, receivables, certificated and uncertificated Securities, securities accounts, security entitlements, and other investment property of whatever kind or nature from time to time received, receivable or otherwise distributed in respect of, in exchange for, or upon conversion or exercise of any or all of any part of the Collateral of such Pledgor; and

                  (v) to the extent not included above, any and all proceeds, monies, cash, rents, revenues, profits, royalties, income, benefits, additions, accessions, substitutions and replacements of, to or from any and all of the foregoing.

      Notwithstanding the foregoing, the term "Collateral" shall not include the Collateral of any Pledgor to the extent that the Secured Obligations of such Pledgor have been paid, performed and satisfied in full or released by OPIC in writing.

            "COLLATERAL AGENT" has the meaning provided in the preamble to this Agreement and includes any successor thereto appointed by OPIC or qualifying to act in such capacity in accordance with this Agreement.

            "EVENT OF DEFAULT" means, with respect to a Pledgor, (i) if any representation or warranty made by or on behalf of such Pledgor in this Agreement or any other agreement between OPIC and such Pledgor proves to have been incorrect in any material respect when made; (ii) if


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such Pledgor fails to pay when due any of its Secured Obligations within ten
(10) days of the date due; or (iii) if such Pledgor fails to comply with or perform any of its other material obligations or undertakings set forth in the Indemnity Agreement, the Subordination Agreement or this Agreement, which failure continues for thirty (30) days after the occurrence thereof.

            "FINANCE AGREEMENT" has the meaning provided in the recitals to this Agreement.

            "FINANCING STATEMENT" means a UCC-1 financing statement (i) naming
(A) a Pledgor as the debtor and (B) the Collateral Agent for the benefit of OPIC as the secured party, and (ii) describing the Collateral of such Pledgor, which financing statement shall be in the form required or permitted by the UCC as enacted and in effect in the jurisdiction where such financing statement is to be filed to perfect the security interest in and Lien on such Collateral granted hereunder.

            "FUND" has the meaning provided in the preamble to this Agreement.

            "FUND EVENT OF DEFAULT" means an Event of Default as defined in the Finance Agreement.

            "FUND QUALIFIED DEFAULT" means a Fund Event of Default referred to in Section 8.1(c), (d), (e) or (i) of the Finance Agreement (but excluding a Fund Event of Default based on a failure to comply with Section 7.10 thereof), if, and only if, all of the following conditions exist: (i) the occurrence of such Fund Event of Default was beyond the control of the Financing Parties and without their knowledge notwithstanding due inquiry where appropriate, and (ii) OPIC has notified the Financing Parties of OPIC's determination that (A) such Fund Event of Default appears reasonably susceptible of being cured, (B) the Managing Member is undertaking diligently to effect such cure and (C) as applicable in accordance with the proviso contained in Section 8.2(b) of the Finance Agreement, such Fund Event of Default would not be reasonably likely to produce a Fundamental Material Adverse Effect; provided, however, that (x) such a Fund Event of Default shall be deemed to be a Fund Qualified Default solely during such period of time (if any) as to which OPIC has agreed, to the extent required in Section 8.2(b) of the Finance Agreement, not to exercise any remedy specified in said Section 8.2(b) and (y) such a Fund Event of Default shall, immediately upon the expiration of such period of time, automatically and without the consent or further action of OPIC or any other Person, no longer be considered a Fund Qualified Default.

            "FUND OPERATING AGREEMENT" means the Limited Liability Company Agreement of PBO Property Fund, L.L.C., dated as of the date hereof, by and among the Managing Member, BOCHC, TPG and any other Persons who may hereafter become Members.

            "GOVERNMENTAL AUTHORITY" means each federal, state, regional and local agency, ministry, council and other regulatory or public authority (including any central bank) of any sovereign governmental authority, including the United States of America and any country in Central and Eastern Europe or the NIS.


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            "HOLDING COMPANY" has the meaning provided in the recitals to this
Agreement.

            "ICC" has the meaning provided in Section 5.12(a).

            "INDEMNIFIED PERSON" has the meaning provided in Section 5.2(a).

            "INDEMNITY AGREEMENT" has the meaning provided in the recitals to this Agreement.

            "LIEN" means (i) any lien, pledge, pawn, legal or equitable mortgage, security interest, deed of trust, fixed or floating charge, assignment, hypothecation, title retention, option, right of set-off, escrow or other claim or encumbrance on or with respect to property or interest in property, (ii) any preferential arrangement having the practical effect of constituting any of the foregoing with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind, and (iii) any filing of, or agreement to file, any financing statement covering all or part of the Collateral under the UCC as enacted and in effect in any jurisdiction.

            "LITIGATION PAYMENT" has the meaning provided in Section 5.17.

            "LOAN" has the meaning provided in the recitals to this Agreement.

            "MANAGING MEMBER" has the meaning provided in the preamble to this Agreement.

            "MANAGING MEMBER OPERATING AGREEMENT" means the Limited Liability Company Agreement of PBO Property Capital, L.L.C., dated as of the date hereof, by and between BOCHC and PREA.

            "NOTICE" has the meaning provided in Section 5.3.

            "OPIC" has the meaning provided in the preamble to this Agreement.

            "OPIC PLAINTIFF" has the meaning provided in Section 5.17.

            "PERSON" means (i) an individual, (ii) a legal entity or association of legal entities, including a partnership, a limited partnership, a joint venture, a corporation, a trust, a limited company, a limited liability company, a limited liability partnership, or an unincorporated organization, or (iii) a Governmental Authority or any department or agency thereof.

            "PLEDGED INTEREST" means, as to each Pledgor, its entire record or beneficial, equity or debt interest in each of the Fund and the Managing Member.

            "PLEDGOR" has the meaning provided in the preamble to this Agreement.

            "PREA" has the meaning provided in the preamble to this Agreement.


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            "QUALIFYING BANK" means (i) State Street Bank and Trust Company; or
(ii) a bank or trust company located in the United States of America (a) organized as a banking association or corporation under the laws of the United States of America, any State thereof or the District of Columbia, (b) subject to supervision or examination by federal, state or District of Columbia banking authorities, (c) with capital and surplus of not less than $250,000,000, (d) the long-term unsecured debt securities of which are rated at least "A" by Moody's Investor Services, Inc. or by Standard & Poor's Ratings Group or are otherwise acceptable to OPIC, and (e) which is a securities intermediary (as such term is defined in the UCC).

            "RULES" has the meaning provided in Section 5.12(a).

            "SECURED OBLIGATIONS" has the meaning provided in Section 2.1(b).

            "SECURITIES" means, collectively, all voting, consensual, ownership or other financial interests in each of the Fund and the Managing Member.

            "SUB-AGENT" means any Person other than the Collateral Agent designated by OPIC as its agent for purposes of implementing the collateral security arrangements contemplated by this Agreement.

            "TPG" has the meaning provided in the preamble to this Agreement.

            "UCC" means the Uniform Commercial Code as enacted and in effect on the date hereof in the State of New York, the State of Ohio, the Commonwealth of Massachusetts, or, as applicable or as otherwise required by the context, any other jurisdiction.

            (C) All terms used and not defined herein that are defined in the UCC shall have the definitions assigned thereto in the UCC to the extent necessary or appropriate to protect, to the fullest extent possible, OPIC's rights as a secured party under the UCC.

      SECTION 1.2 INTERPRETATION. In this Agreement, unless otherwise indicated or otherwise required by the context:

            (A) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time;

            (B) all references to an "Article", "Section", "Schedule", or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

            (C) the table of contents, article and section headings, and other captions in this Agreement are for the purpose of reference only and do not limit or affect its meaning;


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            (D) defined terms in the singular include the plural and vice versa, and the masculine, feminine or neuter gender includes all genders;

            (E) accounting terms used but not defined herein shall have the respective meanings given to them under U.S. GAAP;

            (F) reference to any individual, corporation, partnership, limited liability company or other Person shall be deemed a reference to such individual, corporation, partnership, limited liability company or other Person together with its permitted successors and assigns from time to time;

            (G) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

            (H) phrases such as "satisfactory to OPIC", "in OPIC's judgment", and other phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion;

            (I) the word "reasonable" (and words of similar import) in any context herein applicable to any actions or determinations by OPIC shall mean reasonable for OPIC, taking into account the prevailing facts and circumstances, OPIC's generally applicable internal policy guidelines at that time, OPIC's nature as a governmental and not a commercial entity, and the obligations imposed on OPIC pursuant to the Foreign Assistance Act of 1961, as amended; and

            (J) the words "include," "includes," and "including" when used in this Agreement shall mean, as required by the context, include, includes, and including "without limitation," "without limitation by specification" or "but not limited to."

                                   ARTICLE II
                                  GRANT OF LIEN

      SECTION 2.1 COLLATERAL FOR SECURED OBLIGATIONS.

            (A) For value received, and in consideration of OPIC's agreement to make each Disbursement of the Loan in accordance with the Finance Agreement, whether or not any such Disbursement is advanced contemporaneously herewith, in the future or at all, and as continuing security for the full and timely payment and performance of all of the present or future, actual or contingent Secured Obligations of each Pledgor, each respective Pledgor hereby pledges, and grants, assigns and creates a security interest in, and Lien on, all of its Collateral in favor of the Collateral Agent for the benefit of OPIC, its successors and assigns.


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            (B) The purpose of the security interest and Lien granted by each
Pledgor hereunder is to secure the full and timely payment and performance when due of the following:

                  (i) any and all fees, expenses (including legal fees), indemnification, contribution, reimbursement and other obligations and liabilities now or hereafter owed, incurred or to be performed by such Pledgor under each of (A) the Indemnity Agreement, (B) the Subordination Agreement, and/or (C) this Agreement, and including any renewals, extensions or continuations of any of the foregoing;

                  (ii) any and all sums advanced by OPIC in order to preserve the Collateral of such Pledgor or to preserve the security interest therein and Lien thereon granted by such Pledgor hereunder;

                  (iii) upon, and only upon, OPIC's exercise of its rights under
      Section 2.4(c) after a Fund Event of Default shall have occurred and be continuing, any and all obligations of such Pledgor to fund such amounts as are specified in (A) each Notice of Drawdown (as defined in, and in accordance with, the Fund Operating Agreement) issued by or on behalf of the Managing Member, and (B) each Contribution Notice (as defined in, and in accordance with, the Managing Member Operating Agreement) issued by or on behalf of PREA, in each case in accordance with Section 2.4(c); and

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities referred to in clauses (i) through (iii) above with respect to such Pledgor, after an Event of Default with respect to such Pledgor shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing upon the Collateral of such Pledgor, together with reasonable attorneys' fees and court costs (all the foregoing items in clauses (i) through (iv) being collectively referred to herein as the "Secured Obligations").

            (C) The security interest and Lien granted hereunder is a continuing security interest in and Lien on the Collateral of each Pledgor, and shall remain in full force and effect until payment, performance and satisfaction in full of all of the Secured Obligations of such Pledgor.

      SECTION 2.2 DEPOSIT OF COLLATERAL.

            (A) Each of the Pledgors shall, from time to time, promptly deposit with OPIC (or the Collateral Agent, for the benefit of OPIC) any and all certificates or other instruments representing or evidencing all Securities constituting part of the Collateral acquired by such Pledgor, duly endorsed in blank in the case of debt instruments, accompanied by undated stock powers duly executed in blank by such Pledgor in the case of other Securities, or accompanied by such other instruments of transfer as are acceptable to OPIC and in accordance with applicable law, and including a certificate executed by such Pledgor describing such Securities and certifying that the same have been duly pledged to OPIC or the Collateral Agent hereunder. All Securities and instruments of transfer shall be held in accordance with this Agreement.

            (B) Notwithstanding anything to the contrary contained in this Agreement, to the extent any Security (whether now owned or hereafter acquired) is uncertificated, each Pledgor of such Security shall promptly notify OPIC and the Collateral Agent, and shall promptly take all actions required to perfect OPIC's security interest in and Lien on such uncertificated Security under applicable law. Each Pledgor further agrees to take such actions as OPIC deems necessary or desirable to effect the foregoing and to permit OPIC to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to OPIC with respect to any such pledge of uncertificated Securities promptly upon the request of OPIC.

            (C) If any Pledgor shall acquire (by purchase, distribution or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor shall forthwith pledge such Securities as collateral security to OPIC or the Collateral Agent hereunder and, to the extent such Securities are certificated or uncertificated, as the case may be, comply with the applicable requirements of Section 2.2 with respect to such Securities.

      SECTION 2.3 TRANSFERS AND OTHER LIENS.

            (A) Each Pledgor agrees not to (i) sell, assign (by operation of law or otherwise), transfer, convey or otherwise dispose of, or grant any option with respect to all or any part of its Collateral, except as permitted under, and in compliance with, Sections 6.1(b) and 7.11 (and any other applicable provisions) of the Finance Agreement, or (ii) grant, create, assign, incur, cause the imposition of, or suffer to exist any Lien on or with respect to any of the Collateral of such Pledgor, without the express written consent of OPIC, except for the security interest and Lien granted under this Agreement and such Liens as may be created by the other Security Documents in favor of the Collateral Agent for the benefit of OPIC.

            (B) Any Collateral sold, assigned, transferred, conveyed or otherwise disposed of by a Pledgor to any other Pledgor or any of their respective Affiliates, shall remain subject to the security interest and Lien granted by such former Pledgor hereunder and shall continue to serve, and shall be held by such other Pledgor or Affiliate, as the case may be, as collateral security for the Secured Obligations of such former Pledgor as if such sale, assignment, transfer, conveyance or other disposition had not taken place, until such time as such Secured Obligations are paid, performed and satisfied in full and such security interest and Lien is released by OPIC or the Collateral Agent (acting upon the instructions of OPIC) in accordance with this Agreement.

      SECTION 2.4 REMEDIES UPON AN EVENT OF DEFAULT.

            (A) Upon the occurrence and during the continuance of an Event of Default with respect to a Pledgor, OPIC and the Collateral Agent (acting on behalf of and upon OPIC's instructions) shall have, automatically and without the consent or further action of such Pledgor, all of the rights, powers and remedies (whether vested in it by this Agreement, by statute, in equity or otherwise) of a secured party under the UCC, and shall be entitled to exercise any and all other rights, powers and remedies for the protection and enforcement of OPIC's rights in respect of the Collateral of such Pledgor, including the following rights and powers, to the maximum extent permitted by law:

                  (i) to receive all dividends, distributions and other amounts payable in respect of the Collateral of such Pledgor that otherwise are payable to such Pledgor under Section 2.8;

                  (ii) to have and exercise, with respect to the Collateral of such Pledgor, all of the rights and remedies of a pledgeholder or a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are asserted), and such additional rights and remedies to which a pledgeholder or secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right to exercise all voting and consensual rights and powers of ownership pertaining to the Collateral of such Pledgor (whether or not transferred into the name of OPIC, the Collateral Agent or any Sub-Agent) as if OPIC, the Collateral Agent or such Sub-Agent (as the case may be) were the sole and absolute owner thereof, and such Pledgor agrees to take all such action as may be appropriate to give effect to such right and hereby irrevocably constitutes and appoints each of the Collateral Agent and any Sub-Agent, for the benefit of OPIC, and OPIC, the proxy and attorney-in-fact of such Pledgor, with full power of substitution, from and after the occurrence and during the continuance of an Event of Default with respect to such Pledgor, to exercise all such voting and consensual rights and powers of ownership and to execute and deliver any documents or instruments in connection therewith, and such proxy and power of attorney are each coupled with an interest and shall not be affected by the subsequent disability, incapacity, bankruptcy, dissolution, or termination of such Pledgor;

                  (iii) to transfer any of the Collateral of such Pledgor into its own name or the name of its nominee;

                  (iv) if required by applicable law, to obtain a court resolution or arbitral award of the competent authorities authorizing the Collateral Agent, any Sub-Agent or OPIC, as the case may be, to foreclose on and dispose of any of the Collateral of such Pledgor in the manner set forth in this Agreement, or as otherwise determined by the court or arbitral authority;

                  (v) in the name of the Collateral Agent, any Sub-Agent or OPIC, or in the name of such Pledgor or otherwise, to compel performance under, to make any compromise or settlement with respect to, and to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or any other consideration due under, any of the Collateral of such Pledgor;

                  (vi) at any time or from time to time, upon ten (10) Business Days' prior written notice to such Pledgor (which each such Pledgor expressly agrees is reasonable notice for purposes of the UCC and all other applicable law) of the time and place, to sell, lease, assign and deliver, or grant options to purchase, or otherwise dispose of all or any part of the Collateral of such Pledgor, at such place or places as OPIC or the Collateral Agent may determine, for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, it being agreed that the purchaser, lessee, assignee or recipient of any or all of such Collateral so disposed of at any public or private sale may thereafter hold the same absolutely free from any claim or right of such Pledgor of whatever kind, including any right of redemption, and any obligation to see to the application of any part of the purchase money paid therefor or any liability for the misapplication or non-application thereof; and OPIC or the Collateral Agent or any Sub-Agent (acting on behalf of and on the instructions of OPIC), as the case may be, may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. All cash proceeds received by OPIC, the Collateral Agent or any Sub-Agent, as the case may be, in respect of any sale, lease, collection or disposition of, or other realization upon all or any part of the Collateral of such Pledgor may be applied in whole or in part to the Secured Obligations of such Pledgor in any manner elected by OPIC which is permitted by applicable law. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Collateral Agent, any Sub-Agent or OPIC and remaining after payment, performance and satisfaction in full of all such Secured Obligations shall promptly be paid over to such Pledgor or to whomever may be lawfully entitled to receive such surplus; provided, however, that none of the Collateral Agent, any Sub-Agent or OPIC shall have any obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement. Each Pledgor agrees that each and every disposition of any part of its Collateral in accordance with this
      Section 2.4(a) shall constitute a disposition in a commercially reasonable manner;

                  (vii) to appoint any Person as agent to perform any act or acts necessary or incident to any sale, lease, assignment, delivery or other disposition of, or grant of options to purchase, all or any part of the Collateral of such Pledgor by the Collateral Agent or OPIC (as the case may be);

                  (viii) to notify account debtors to make payment directly to the Collateral Agent, any Sub-Agent designated by OPIC or OPIC, and execute, assign and endorse negotiable and other instruments for the payment, shipment or storage of or for any type of Collateral of such Pledgor on behalf of and in the name of such Pledgor; and

                  (ix) to exercise, with respect to such Pledgor, all other rights and remedies permitted by applicable law.

            (B) Upon the occurrence and during the continuance of an Event of Default with respect to a Pledgor, automatically and without the consent or further action of such Pledgor:

                  (i) all of the Collateral of such Pledgor shall continue to be held by the Collateral Agent as collateral security for the Secured Obligations of such Pledgor or applied to the payment, performance and satisfaction of such Secured Obligations in accordance with this Agreement;

                  (ii) all rights of such Pledgor to exercise the voting, consensual and other ownership rights which it would otherwise be entitled to exercise and all rights to receive any distributions and payments which it would otherwise be authorized to receive and retain shall cease, and, upon election by OPIC, all such rights shall thereupon become vested in the Collateral Agent, any Sub-Agent designated by OPIC or OPIC, which shall thereupon have the sole right to exercise such voting, consensual and other ownership rights and to receive and hold as Collateral or apply to the payment, performance and satisfaction of the Secured Obligations of such Pledgor such distributions and payments as provided herein; and

                  (iii) all payments and distributions that are received by such Pledgor contrary to the provisions of this Section 2.4 shall be received in trust for the benefit of the Collateral Agent and OPIC, shall be segregated from the other funds and property of such Pledgor, and shall be forthwith paid over to the Collateral Agent, any Sub-Agent designated by OPIC or OPIC as Collateral in the same form as so received (with any necessary endorsement), to be held by the Collateral Agent or such Sub-Agent as Collateral or applied to the payment or performance of the Secured Obligations of such Pledgor in accordance with this Agreement.

            (C) (i) In the event the Fund has made an investment in a Project with respect to which construction has commenced but has not been completed, OPIC may, in the exercise of its rights, powers and remedies under the Finance Agreement, this Agreement and any other Financing Documents and upon the occurrence and during the continuance of a Fund Event of Default, (A) issue, or cause the Managing Member to issue, one or more Notices of Drawdown (as defined in the Fund Operating Agreement) for the purpose of causing all of the Members, including the Managing Member, TPG and BOCHC, to fund their respective Equity Commitments to contribute to the capital of the Fund, in accordance with the Fund Operating Agreement, an aggregate amount equal to fifty percent (50%) of the amount contemporaneously to be loaned by OPIC to the Fund, and (B) issue, or cause PREA to issue, one or more Contribution Notices (as defined in the Managing Member Operating Agreement) for the purpose of causing PREA and BOCHC to contribute to the capital of the Managing Member, in accordance with the Managing Member Operating Agreement, an aggregate amount sufficient to enable the Managing Member to fund its capital contribution to the Fund in response to any Notice of Drawdown issued pursuant to or otherwise contemplated by this Section 2.4(c), in each case, to achieve substantial completion of the applicable Project in accordance with the plans and specifications submitted by the Fund to OPIC in connection with OPIC's approval of the applicable Project.

                  (ii) Except as provided in this Section 2.4(c), neither OPIC nor any Person claiming by, through or under OPIC shall have the right to cause any Member or any member of the Managing Member to make (A) a capital contribution to the Fund or the Managing Member that has not theretofore been called pursuant to a Notice of Drawdown or Contribution Notice issued by the Managing Member (while controlled by PREA and BOCHC or any of their respective Affiliates) or PREA, as applicable, or (B) any loan to the Fund or the Managing Member, pursuant to the Charter Documents of the Fund or the Managing Member or any other agreement or otherwise, whether to repay the Notes or the Loan or for any other purpose; provided, however, that the foregoing shall not limit any obligations of (x) PREA, TPG or BOCHC under this Agreement, the Indemnity Agreement or the Subordination Agreement, (y) any Member to return to the Fund any distributions which it has received that were made in violation of any Financing Document or applicable law, or (z) OPIC's rights under any Financing Document or applicable law to enforce any such obligations. Each of the Pledgors and the Fund agrees to cooperate with OPIC in the exercise of OPIC's rights, powers and remedies under this Section 2.4(c).

                  (iii) Notwithstanding the occurrence of a Fund Event of Default, if and solely during such period of time (if any) as such Fund Event of Default is deemed to be a Fund Qualified Default, and provided that no other Fund Event of Default (other than a Fund Qualified Default) has occurred and is continuing, OPIC shall not, solely in reliance upon such Fund Qualified Default, exercise any of its rights and remedies under this Section 2.4(c) or under the Finance Agreement except as permitted by
      Section 8.2(b) thereof; provided, however, that, automatically and without the consent or further action of OPIC or any other Person, immediately upon the expiration of the period of time as to which such Fund Event of Default is deemed to be a Fund Qualified Default, OPIC may proceed to exercise, without restriction or limitation, any and all of its rights and remedies under this Section 2.4(c) and the remedies specified in Section 8.2(b) of the Finance Agreement.

            (D) If the proceeds of any sale, lease, collection or disposition of, or other realization upon the Collateral of a Pledgor pursuant to this
Section 2.4 are insufficient to cover the costs and expenses of such sale, lease, collection, disposition or realization and the payment, performance and satisfaction in full of the Secured Obligations of such Pledgor, such Pledgor shall remain liable for any deficiency.

            (E) The Collateral Agent, any Sub-Agent or OPIC may be a purchaser of the Collateral, or any part thereof, at any sale carried out pursuant to the provisions of this Agreement, and may bid for and acquire all or any part of the Collateral of a Pledgor in each case free of any right of redemption and in lieu of paying cash may make settlement for the purchase price by crediting upon the Secured Obligations of such Pledgor the net sales price of the purchased Collateral after deducting the costs and expenses of such sale.

            (F) Subject to compliance with any applicable law, the Collateral Agent, acting on behalf of and on the instructions of OPIC, any Sub-Agent designated by OPIC and/or OPIC may, at their option, enforce their rights hereunder without prior judicial or arbitral process or hearing, and, to the extent permitted by applicable law, each Pledgor expressly waives any and all legal rights which might otherwise require the Collateral Agent or any Sub-Agent, acting on behalf of and on the instructions of OPIC, and/or OPIC to enforce their rights by judicial or arbitral process.

            (G) If any notification of intended disposition of any part of the Collateral of a Pledgor is required by law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, hand delivered, or sent by telegram or facsimile at least ten (10) Business Days before any such disposition to the address of such Pledgor set forth in Section 5.3.

            (H) After deducting all reasonable legal or other expenses and costs of collection of any of the Secured Obligations of a Pledgor and of collection, custody, sale or delivery of the Collateral of such Pledgor, the residue of any proceeds of collection or sale, and any other cash Collateral of such Pledgor held by or on behalf of OPIC, shall be applied to the payment and performance of the Secured Obligations of such Pledgor, due or to become due, in such order of preference as OPIC may determine. Any remaining Collateral of such Pledgor shall be returned to such Pledgor, except as otherwise required by law.

            (I) All the foregoing rights and remedies may be exercised, notwithstanding any contrary provisions or limitations in this Agreement, from and after the occurrence of an Event of Default and for such period as such Event of Default shall be continuing.

            (J) OPIC or the Collateral Agent may exercise its rights with respect to the Collateral of a Pledgor without resorting or regard to other security or sources of reimbursement for the Secured Obligations of such Pledgor but shall do so in a commercially reasonable manner.

      SECTION 2.5 WAIVER. Except as otherwise expressly provided herein, in the Indemnity Agreement or in the Subordination Agreement, each Pledgor waives demand, notice, protest, notice of acceptance of this Agreement, Collateral received or delivered or other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default or enforcement of any Note or other obligation for which any of the Collateral of such Pledgor is pledged and all other demands and notices of any description, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral or to the addition or release of any Person primarily or secondarily liable for any of the Secured Obligations of such Pledgor.

      SECTION 2.6 PERFECTION OF SECURITY INTEREST. Without limiting any other means by which OPIC may perfect its security interest in and Lien on the Collateral of a Pledgor, with respect to Collateral in which a security interest may be perfected by possession, dominion and control, OPIC (or the Collateral Agent, for the benefit of OPIC) has and shall have possession of, and dominion and control over, the Collateral of such Pledgor as security for the Secured Obligations of such Pledgor.

      SECTION 2.7 FURTHER ASSURANCES.

            (A) Each Pledgor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably advisable, or that OPIC or the Collateral Agent may reasonably request, in order to perfect, protect and maintain the enforceability of the security interest and Lien granted or purported to be granted hereunder by such Pledgor or to enable OPIC or the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral of such Pledgor. Without limiting the generality of the foregoing, each Pledgor shall execute and file such financing statements (including the Financing Statements), continuation statements or amendments thereto, and shall execute and deliver or file such other instruments or notices, in each case as may be necessary or reasonably advisable or as OPIC or the Collateral Agent (at OPIC's direction) may reasonably request, in order to perfect, protect and maintain the enforceability of the security interest and Lien granted or purported to be granted hereunder by such Pledgor.

            (B) Each Pledgor hereby authorizes OPIC and the Collateral Agent to file one or more financing statements (including the Financing Statements), continuation statements and amendments thereto, relative to all or any part of the Collateral of such Pledgor without the signature of such Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering any or all of the Collateral of a Pledgor shall be sufficient as a financing statement where permitted by law.

            (C) The Collateral Agent agrees to take such steps as may be permitted or required under the UCC and reasonably requested by OPIC to assist in perfecting the security interest and Lien granted under this Agreement.

      SECTION 2.8 DISTRIBUTIONS; VOTING RIGHTS.

            (A) So long as no Event of Default with respect to a Pledgor, no Fund Event of Default, and no event or condition that, with the passage of time or the giving of notice, or both, would constitute an Event of Default with respect to such Pledgor or a Fund Event of Default, shall have occurred and be continuing, such Pledgor shall have the right to receive and retain cash distributions derived directly or indirectly from the Fund, provided, however, that any and all (i) distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any part of the Collateral of such Pledgor, (ii) distributions paid or payable in cash in respect of any part of the Collateral of such Pledgor in connection with any liquidation or dissolution of the Fund or the Managing Member, and (iii) cash paid, payable, or otherwise distributed in redemption of, or in exchange for, any part of the Collateral of such Pledgor, shall be, and shall be forthwith delivered to OPIC or the Collateral Agent to hold as, Collateral of such Pledgor and shall, if received by such Pledgor, be received in trust for the benefit of OPIC, be segregated from the other funds and property of such Pledgor, and be forthwith delivered to OPIC or the Collateral Agent as Collateral of such Pledgor in the same form as so received (with any necessary endorsement); and

            (B) So long as no Event of Default with respect to a Pledgor shall have occurred and be continuing, such Pledgor shall have the right to exercise any and all voting and other consensual rights, interests and claims pertaining to the Collateral of such Pledgor or any part thereof for any purpose not inconsistent with this Agreement.

      SECTION 2.9 ENFORCEMENT OF RIGHTS; NO WAIVER. OPIC and the Collateral Agent may proceed to protect and enforce their rights hereunder in any court or other tribunal by an action at law, suit in equity or other appropriate proceedings, whether for damages, for the specific performance of any term hereof, or otherwise, or in aid of the exercise of any power granted hereby or at law, in equity, by statute or otherwise. No failure by OPIC or the Collateral Agent to exercise, and no delay by OPIC or the Collateral Agent in exercising, any right, power or remedy hereunder, and no course of dealing between OPIC and any of the Pledgors, shall operate as a waiver thereof or otherwise impair or prejudice any of the rights, powers or remedies of OPIC or the Collateral Agent hereunder. No single or partial exercise of any right, power or remedy hereunder by OPIC or the Collateral Agent shall preclude any other or further exercise thereof or the exercise of any other rights, powers or remedies hereunder. No waiver of any right, power or remedy of OPIC or the Collateral Agent hereunder shall be effective unless given in writing and then only to the extent expressly set forth in such writing. The rights, powers and remedies of OPIC or the Collateral Agent hereunder are cumulative and are not exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. The assertion or exercise of any right, power or remedy by OPIC or the Collateral Agent shall not prevent the concurrent or successive assertion of any other right, power or remedy.

      SECTION 2.10 NATURE OF OBLIGATIONS; SURVIVAL. The obligations of each Pledgor under this Agreement are: (a) independent of the obligations of each other Pledgor, and shall not be affected or impaired by the execution and delivery, failure of execution and delivery, or breach of this Agreement or any agreement by any other Pledgor, (b) absolute, unconditional and irrevocable, full recourse and general obligations of such Pledgor, and (c) shall be satisfied strictly in accordance with the terms of this Agreement, under all circumstances whatsoever. All covenants, agreements, representations and warranties of such Pledgor made herein or in any certificate, document or instrument delivered pursuant hereto shall survive the making of the Loan and the maturity date of the Notes and shall continue in full force and effect for so long as any of the Secured Obligations of such Pledgor remains unpaid and to be performed and satisfied. Upon the payment, performance and satisfaction in full of the Secured Obligations of such Pledgor, the security interest and Lien granted hereunder by such Pledgor shall terminate and all rights of OPIC in the Collateral of such Pledgor shall revert to such Pledgor. Upon any such termination,

OPIC and the Collateral Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

      SECTION 2.11 FINANCING PARTIES AND PLEDGORS REMAIN LIABLE. Notwithstanding anything herein to the contrary, (a) each Pledgor and each Financing Party, as the case may be, shall remain liable under the Indemnity Agreement, the Subordination Agreement, the Finance Agreement, the Notes and all other Financing Documents, in each case to which it is a party and to the extent set forth therein, to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by OPIC, the Collateral Agent or any Sub-Agent of any rights, powers or remedies hereunder shall not release any Pledgor or Financing Party, as the case may be, from any of its duties or obligations under the Indemnity Agreement, the Subordination Agreement, the Finance Agreement, the Notes or any Financing Document, in each case to which it is a party, (c) neither OPIC nor the Collateral Agent shall, by reason of this Agreement, (i) have any obligation or liability under any other Financing Document, including the Charter Documents of the Fund or the Managing Member, or (ii) be obligated to perform any of the obligations or duties of any Pledgor or any Financing Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.12 ATTORNEY-IN-FACT AND PROXY.

            (A) Without limiting any rights or powers granted by this Agreement to OPIC or the Collateral Agent, each Pledgor hereby irrevocably appoints each of OPIC and the Collateral Agent as its attorney-in-fact and agent coupled with an interest, with full power of substitution and full authority in the place and stead of such Pledgor and in its name or otherwise, from time to time in OPIC's or the Collateral Agent's discretion to take any action and to execute any instrument that OPIC or the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) upon the occurrence and continuance of an Event of Default with respect to such Pledgor, (A) to execute any deeds of conveyance, or other documents or instruments necessary to convey all right, title, claim and interest of such Pledgor in and to its Collateral to any purchaser thereof, (B) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with such Collateral, (C) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with such Collateral, and (D) to file any claims or take any action or institute any proceeding that OPIC or the Collateral Agent may deem necessary or desirable for the collection thereof, and (ii) at any time and from time to time to execute and file any and all financing statements (including the Financing Statements), continuation statements or amendments thereto relating to all or any part of the Collateral of such Pledgor.

            (B) Each Pledgor hereby irrevocably appoints each of OPIC and the Collateral Agent by and through its authorized officers (acting alone) as proxy, with full power of substitution and entitlement, upon the occurrence and during the continuance of an Event of

Default with respect to such Pledgor, to vote such Pledgor's Pledged Interest in the place and stead of such Pledgor subject to Section 2.8(b).

            (C) Each proxy and power of attorney granted by each Pledgor pursuant to this Section 2.12 is coupled with an interest and shall not be affected by the subsequent disability, incapacity, bankruptcy, dissolution, or termination of such Pledgor or any other Person.

      SECTION 2.13 OPIC MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, OPIC or the Collateral Agent may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of OPIC and the Collateral Agent incurred in connection therewith shall be payable by such Pledgor in accordance with Section 5.2.

      SECTION 2.14 SECURITY INTEREST ABSOLUTE.

            (A) All rights of OPIC and the security interest and Lien granted hereunder by each Pledgor, and all obligations of such Pledgor hereunder, (i) shall be absolute and unconditional, (ii) shall not be satisfied or discharged by any intermediate or partial payment, (iii) shall terminate only upon payment, performance and satisfaction in full of all of the Secured Obligations of such Pledgor, (iv) shall not, to any extent or in any way, be reduced, limited, terminated, discharged, subject to any set off, deduction or counterclaim by or against such Pledgor or any other Person, and (v) shall not be impaired, or otherwise affected by: (A) any invalidity or unenforceability of the Indemnity Agreement, the Subordination Agreement, the Finance Agreement, any Note or any other Financing Document, (B) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Secured Obligations of such Pledgor or any other Pledgor, or any other amendment or waiver of, or any consent to, any departure from the Indemnity Agreement, the Finance Agreement, the Subordination Agreement, any Note or any other Financing Document, (C) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to departure from, any guaranty, for all or any of the Secured Obligations of such Pledgor or any other Pledgor, or (D) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Pledgor or any other Pledgor in respect of any of the Secured Obligations.

            (B) Each Pledgor, solely in its capacity as a pledgor hereunder, agrees that (i) without the necessity of any reservation of rights against, without notice to, and without the assent of, such Pledgor or any other Person, any demand for payment and performance of any of the Secured Obligations of such Pledgor made by the Collateral Agent, upon instructions from OPIC, may be continued, (ii) such Secured Obligations, or the liability of such Pledgor for any part thereof, or any other collateral security (including any collateral security held pursuant to any other Security Document) or guaranty therefor or right of set off with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, waived, surrendered, compromised or released by the Collateral Agent, on behalf of and upon instructions from OPIC, (iii) any of the Financing Documents, including any of the Security Documents, may be amended, modified or supplemented in accordance with the terms thereof or terminated, in whole or in part, as OPIC and the other parties thereto (to the extent required by the terms thereof) may deem advisable, from time to time, and (iv) any other collateral security at any time held by OPIC, the Collateral Agent or any Sub-Agent for the payment, performance and satisfaction of the Secured Obligations of such Pledgor (including any collateral security held pursuant to any other Security Document) after the occurrence of an Event of Default and in accordance with the terms of this Agreement may be sold, exchanged, waived, surrendered or released by OPIC or by the Collateral Agent or any Sub-Agent, on behalf of and upon the instructions of OPIC, all without notice to or further consent by such Pledgor (except as otherwise expressly provided herein), and such Pledgor shall remain bound hereunder notwithstanding any such action.

            (C) Each Pledgor waives any and all notices of the creation, renewal, extension or accrual of any of the Secured Obligations of such Pledgor or any other Pledgor, as well as notice of or proof of reliance by OPIC upon this Agreement. The Secured Obligations of each Pledgor shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between each Pledgor and OPIC shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement.

            (D) Except as otherwise expressly provided in this Agreement, in the Indemnity Agreement or in the Subordination Agreement, each Pledgor waives any demand for payment and notice of default or non-payment to or upon any other Pledgor or other Person with respect to any of the Secured Obligations.

      SECTION 2.15 OPIC'S DUTIES. The rights and powers conferred on each of OPIC and the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such rights or powers. Except for the safe custody of any part of the Collateral in its possession, dominion and control and the accounting for moneys actually received by it hereunder, neither OPIC nor the Collateral Agent shall have any duty as to any part of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any part of the Collateral.

      SECTION 2.16 APPOINTMENT OR SUB-AGENT; ENDORSEMENTS, ETC. OPIC shall have the right to appoint one or more Sub-Agents for the purpose of retaining physical possession, dominion and control of the Collateral of each Pledgor, which may be held (in the discretion of OPIC) in the name of such Pledgor, endorsed or signed by an Authorized Officer of such Pledgor in blank or in favor of OPIC or any nominee or nominees of OPIC or a Sub-Agent appointed by OPIC. OPIC agrees to promptly notify the Pledgors after the appointment of any Sub-Agent; provided, however, that the failure to give such notice shall not effect the validity of such appointments.

      SECTION 2.17 OPIC TO DIRECT THE COLLATERAL AGENT. OPIC shall direct the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any power conferred on the Collateral Agent hereunder; provided, however, that the Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent in good faith shall, by a responsible officer of the Collateral Agent, determine that the proceedings or other action so directed would involve it in personal liability or would conflict with applicable law or this Agreement. Notwithstanding anything to the contrary in this Agreement, the Collateral Agent shall have no duty or responsibility whatsoever to perform any of its obligations or duties under any provision of this Agreement in any location other than the Commonwealth of Massachusetts, the U.S. federal courts in the State of New York or the District of Columbia, or in an arbitration proceeding in the Washington, D.C. metropolitan area.

      SECTION 2.18 EFFECTIVENESS.

            (A) Each Pledgor shall, contemporaneously with its execution and delivery of this Agreement: (a) deliver to OPIC and the Collateral Agent, an original, completed Exhibit B-1, B-2, B-3, B-4 or B-5, as applicable, duly executed by one or more of its Authorized Officers; (b) deliver to OPIC and the Collateral Agent an original, completed Exhibit C-1 or C-2, duly executed by an Authorized Officer of each of the Fund and the Managing Member; (c) deliver to OPIC an original, completed Financing Statement, duly executed by one of its Authorized Officers, substantially in the form of Exhibit D-1, D-2, D-3 or D-4, as applicable; (d) deliver to OPIC an original, completed and undated Irrevocable Power of Attorney, duly executed by one of its Authorized Officers, substantially in the form of Exhibit E-1, E-2, E-3 or E-4, as applicable, with respect to its interest in each of the Managing Member and the Fund, as the case may be; and (e) deliver to OPIC an original, completed and undated Instrument of Transfer duly executed by one of its Authorized Officers, substantially in the form of Exhibit F-1, F-2, F-3 or F-4, as applicable, with respect to its interest in each of the Managing Member and the Fund, as the case may be.

            (B) In the event that any Authorized Officer who has executed, or whose facsimile signature has been placed upon, any Notice, certificate, instrument or other document, including any power of attorney or instrument of transfer of an equity interest in any Person, delivered in accordance with this Agreement, shall cease to be an Authorized Officer, whether because of death, resignation or otherwise, before such Notice, certificate, instrument or other document, including any power of attorney or instrument of transfer of an equity interest in any Person, is presented or otherwise used or applied for the purpose provided, such Notice, certificate, instrument or other document, including any power of attorney or instrument of transfer of an equity interest in any Person, shall nevertheless have the same force and effect as if the person whose signature appears thereon continued to be an Authorized Officer as of the date of presentation or other use and application and as if executed on such date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF THE PLEDGORS. Each Pledgor, severally but not jointly, represents, covenants, and warrants to OPIC, solely with respect to itself, effective as of the date hereof and on each date on which it pledges Collateral hereunder, that:

            (A) it is duly formed, validly existing and in good standing under the laws of its state of formation or organization and has all requisite power and authority, partnership, corporate, limited liability company or otherwise, to carry on its business as conducted and proposed to be conducted and to execute, deliver and perform all of its obligations under this Agreement;

            (B) each of its Charter Documents, true and complete copies of which have been furnished to OPIC, (i) has been duly authorized, executed and delivered, (ii) has not been amended or otherwise modified or supplemented since its delivery to OPIC so as to prohibit or prevent the transactions contemplated by this Agreement, (iii) is in full force and effect, and (iv) is binding upon and enforceable against each of the parties thereto, if any, in accordance with its terms, except as such enforceability may be affected by bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by the application of general principles of equity (whether in a proceeding in equity or at law);

            (C) no party to its Charter Documents is in default in the performance of any covenant or obligation set forth therein;

            (D) (i) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding obligation enforceable against it in accordance with the terms contained herein, except as such enforceability may be affected by bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by the application of general principles of equity (whether in a proceeding in equity or at law), and (ii) its execution, delivery and performance of this Agreement and the pledge of, and assignment, grant and creation of a security interest in and Lien on, its Collateral in accordance herewith (A) have been duly authorized by all necessary or advisable partnership, limited liability company or other action, (B) do not require the consent or approval of any of its creditors or any other Person that has not been duly obtained, and (C) will not conflict with, constitute a breach under, or violate any provision of, any agreement, law, regulation, judgment, injunction, decree, determination or award presently in effect applying to it, or violate any provisions of its Charter Documents;

            (E) (i) it is the sole legal and beneficial owner of, and has good title to all, of its Collateral, (ii) owns its Collateral free and clear of any adverse Lien thereon, other than the security interest and Lien granted hereunder, and (iii) has and shall maintain the unqualified right and power to pledge, and assign, grant and create a security interest in and Lien on, its Collateral pursuant to this Agreement without the consent of any other Person;

            (F) (i) its Pledged Interest (A) has been and at all times will be duly authorized and validly issued in compliance with applicable federal and state securities laws, and (B) is and will be (1) free from any contractual or consensual restriction or transfer binding on OPIC or its successors and assigns and (2) free of preemptive rights, in each case, other than as expressly set forth in the Charter Documents of the Fund or the Managing Member, (ii) all capital contributions required to be made with respect to its Pledged Interest as of the date hereof have been made, and (iii) all documentary, stamp or other taxes or fees that may be owing in connection with the issuance, transfer, and pledge of its Pledged Interest have been paid by or on behalf of it;

            (G) it has not granted, created, assigned or suffered to exist any Lien on or with respect to any of its Collateral, other than the security interest and Lien granted hereunder and such Liens as may be granted in favor of OPIC or the Collateral Agent for the benefit of OPIC under any other Financing Document, and no effective financing statement or other instrument similar in effect covering all or any part of its Collateral is on file in any recording office, except such as may have been filed in favor of OPIC or the Collateral Agent for the benefit of OPIC relating to this Agreement or any other Financing Document;

            (H) subject to the registration of the pledge hereunder in the appropriate register, and the completion and filing of the Financing Statements, this Agreement creates a legal, valid and enforceable perfected first priority security interest in and Lien on all of its Collateral in favor of the Collateral Agent for the benefit of OPIC, which security interest and Lien secure the payment, performance and satisfaction of the Secured Obligations of such Pledgor, and except for the filing of the Financing Statements, no Consent and Approval or other action by, and no notice to or filing or registration with, any court or Governmental Authority of any jurisdiction is required either
(i) for the pledge and grant of a security interest in and Lien on its Collateral by such Pledgor pursuant to this Agreement or for the valid execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by OPIC of the voting or other rights provided for in this Agreement or the remedies in respect of such Collateral pursuant to this Agreement (except as may be required in connection with the sale by or for the benefit of OPIC of such Collateral (or OPIC's interest therein) to a third party by laws affecting the offering and sale of securities generally or by laws which may be applicable by virtue of the nature or identity of the purchaser of such Collateral (or OPIC's interest therein), which nature or identity cannot now be determined);

            (I) its principal place of business and chief executive office and the office where it keeps its records concerning its Collateral are located at the address specified for it in Exhibit A;

            (J) it does not conduct business under any name other than the name set forth in the preamble to this Agreement; and

            (K) all written statements or other information provided by such Pledgor to the Collateral Agent or OPIC describing the Collateral are or (in the case of subsequently furnished information will be when provided) correct and complete in all material aspects. The delivery at any time by such Pledgor to the Collateral Agent, a Sub-Agent or OPIC of additional Collateral or of additional written descriptions of Collateral shall constitute a representation and warranty by such Pledgor to OPIC and the Collateral Agent that the representations and warranties by such Pledgor under this Section 3.1(k) are complete and correct insofar as they would pertain to such Collateral or the description thereof.

                                   ARTICLE IV
                                    COVENANTS

      SECTION 4.1 AFFIRMATIVE COVENANTS OF THE PLEDGORS. Unless OPIC otherwise agrees in writing, each Pledgor, so long as any of the Secured Obligations of such Pledgor shall remain outstanding and until payment, performance and satisfaction thereof in full, covenants and agrees, severally but not jointly, as follows:

            (A) to warrant and defend the right, title, claim and interest of OPIC and the Collateral Agent conferred by this Agreement in and to its Collateral (at the cost of such Pledgor) against the claims and demands of all persons whomsoever;

            (B) promptly to execute and deliver to OPIC or the Collateral Agent, from time to time, all such other assignments, certificates, supplemental writings and financing statements and to do all other acts or things, as OPIC or the Collateral Agent may reasonably request in order more fully to evidence and perfect the security interest and Lien granted hereunder by such Pledgor;

            (C) to furnish promptly to OPIC and the Collateral Agent, from time to time, such information and reports regarding its Collateral as OPIC or the Collateral Agent may reasonably request;

            (D) to allow any representatives of OPIC or the Collateral Agent, upon reasonable notice from OPIC or the Collateral Agent, access during normal business hours to, and permit them to examine, copy and make extracts from, any and all records and documents in the possession or subject to the dominion or control of such Pledgor relating to its Collateral;

            (E) except as permitted under Sections 6.1(b) and 7.11 of the Finance Agreement, to continue to be the sole legal and beneficial owner of, and to maintain good title to, all of its Collateral;

            (F) to pay all documentary, stamp, or other taxes or fees that may be owing in connection with the issuance, transfer, and pledge of its Collateral hereunder, as such become due and payable; and

            (G) to give each of the Collateral Agent and OPIC prompt notice of any written claim relating to its Collateral or the imposition of any Lien thereon, and to deliver to OPIC and the Collateral Agent a copy of each demand, notice or document received by it which may adversely affect OPIC's interest in such Collateral promptly upon such Pledgor's receipt thereof.

      SECTION 4.2 PLACE OF BUSINESS AND NAME.

            (A) Each of the Pledgors shall keep its principal place of business and chief executive office and the office where it keeps its records concerning its Collateral at the address specified for it in Exhibit A, or upon thirty (30) days prior written notice to OPIC and the Collateral Agent, at such other location in a jurisdiction where all action required to perfect the security interest and Lien granted hereunder shall have been taken with respect to the Collateral.

            (B) Each Pledgor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name unless (i) it shall have given to OPIC and the Collateral Agent not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as OPIC or the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action, reasonably satisfactory to OPIC and the Collateral Agent, to ensure that the security interest and Lien granted by such Pledgor hereunder at all times remains in full force and effect and continues to be a legal, valid and enforceable perfected first priority security interest in and Lien on all of the Collateral of such Pledgor.

      SECTION 4.3 NEGATIVE COVENANTS OF THE PLEDGORS. So long as any of the Secured Obligations of a Pledgor shall remain outstanding and until payment, performance and satisfaction thereof in full, such Pledgor shall not:

            (A) except as expressly provided in, and in accordance with, Section 2.3, sell, assign (by operation of law or otherwise), transfer, convey or otherwise dispose of, or grant any option with respect to, all or any part of its Collateral;

            (B) grant, create, assign, incur, cause the imposition of, or suffer to exist any Lien on or with respect to any of its Collateral, other than the security interest and Lien granted hereunder and such Liens as may be granted in favor of OPIC or the Collateral Agent for the benefit of OPIC under any other Security Document, nor file or permit to be on file at any time in any recording office any effective financing statement or other instrument similar in effect covering all or any part of its Collateral, except such as may at any time be filed in favor of OPIC or the Collateral Agent for the benefit of OPIC relating to this Agreement or any other Financing Document;

            (C) except as permitted under Section 7.4 of the Finance Agreement, consent to or accept any cancellation, termination, rescission, amendment, modification or suspension of any of the Fund Operating Agreement or the Managing Member Operating Agreement;

            (D) take any other action in connection with any of the Collateral or its Charter Documents which would materially impair its interest or rights in its Collateral or which would impair the interests or rights of OPIC or the Collateral Agent therein; or

            (E) acquire any Securities (as defined in the Finance Agreement) issued by or in any Financing Credit Party other than the Fund.

                                    ARTICLE V
                                  MISCELLANEOUS

      SECTION 5.1 CONCERNING THE COLLATERAL AGENT.

            (A) OPIC hereby appoints State Street Bank and Trust Company to act as its Collateral Agent and to take such action on behalf of OPIC and to exercise such powers under this Agreement as are expressly delegated to the Collateral Agent by the terms hereof. State Street Bank and Trust Company hereby accepts such appointment and agrees to act as Collateral Agent upon the express terms and conditions contained in this Agreement. In the event that the Collateral Agent shall fail for any reason to follow any instructions given to the Collateral Agent by OPIC in accordance with the terms of this Agreement or any other Financing Document, the Collateral Agent agrees, upon OPIC's request, promptly to turn over to OPIC or its Sub-Agent any and all of the Collateral then in the Collateral Agent's possession, dominion or control or maintained in the name of the Collateral Agent.

            (B) Any remedies set forth in this Agreement (including the remedies set forth in Section 2.4) may, at OPIC's option, be exercised by OPIC or the Collateral Agent or any Sub-Agent acting for the benefit of and pursuant to the instructions of OPIC, provided, however, that, prior to the exercise of such remedies by the Collateral Agent, OPIC and the Collateral Agent shall enter into an agreement reasonably satisfactory to both parties compensating the Collateral Agent for its costs and expenses (including reasonable legal fees) arising out of or related to its exercise of such remedies, and provided further, however, that if OPIC and the Collateral Agent shall fail to enter into such an agreement, the Collateral Agent shall promptly turn over to OPIC or its Sub-Agent all of the Collateral then in the Collateral Agent's possession, dominion or control or maintained in the name of the Collateral Agent.

            (C) The Collateral Agent hereby irrevocably waives, releases and agrees not to assert any Lien on the Collateral of any Pledgor, express or implied, statutory or otherwise, except for the security interest and Lien granted hereunder by each such Pledgor for the benefit of OPIC. In the event that after the payment, performance and satisfaction in full of all of the Secured Obligations of a Pledgor, OPIC is in possession of or has dominion or control over funds belonging to such Pledgor under applicable law, such Pledgor hereby irrevocably instructs OPIC to pay to the Collateral Agent out of such funds, amounts that the Collateral Agent states in writing to OPIC and such Pledgor are due and owing to the Collateral Agent from such Pledgor under this Agreement; provided, however, that OPIC shall in no event have any liability to any

Pledgor or the Collateral Agent for any payment made or to be made to the Collateral Agent in accordance with this Section 5.1.

            (D) The Collateral Agent shall exercise the same degree of care toward the Collateral of each Pledgor as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to such Pledgor or any other Person in connection with this Agreement. The Collateral Agent shall be obligated to perform only such duties as are expressly set forth in this Agreement. No implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, nor shall the Collateral Agent be bound by the provisions of any other agreement to which it is not a party.

            (E) Neither the Collateral Agent nor OPIC shall be liable hereunder except for their respective own gross negligence or willful misconduct and each of TPG and PREA (jointly and severally as between each other), on the one hand, and BOCHC, on the other hand, severally but not jointly, agrees to indemnify each of the Collateral Agent and OPIC for, and hold each harmless as to, fifty percent (50%) of any loss, liability, or expense, including attorney's fees and expenses, incurred without gross negligence or willful misconduct on the part of the Collateral Agent or OPIC and arising out of or in connection with the Collateral Agent's or OPIC's duties under this Agreement. Specifically and without limiting the foregoing, neither the Collateral Agent nor OPIC shall have any liability in connection with the investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any part of the Collateral held by the Collateral Agent hereunder, including any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of income incident to any such delay. In no event shall the Collateral Agent be liable (A) for acting in accordance with instructions, directions or requests from OPIC or any Pledgor (but only to the extent that such Pledgor may permissibly give instructions, directions or requests to the Collateral Agent pursuant to the provisions hereof), (B) for special or consequential damages, or (C) for the acts or omissions of its correspondents, Sub-Agents or sub-custodians (other than any nominee of the Collateral Agent, to the extent the Collateral Agent would otherwise be liable hereunder), provided that the Collateral Agent selects such correspondents, Sub-Agents or sub-custodians with reasonable care.

            (F) (i) The Collateral Agent shall be entitled to rely upon any order, judgment, certification, instruction, notice, opinion or other writing delivered to it in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                  (ii) At any time, the Collateral Agent may request in writing an instruction in writing from OPIC or a Pledgor (but only to the extent that such Pledgor is entitled to give instructions to the Collateral Agent pursuant to the provisions hereof, and in any event, prior to payment, performance and satisfaction in full of the Secured Obligations of such Pledgor), and the Collateral Agent may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Collateral Agent need not act and shall not be liable for acting without a Pledgor's or OPIC's consent in accordance with such a proposal on or after the date specified therein, provided, however, that the specified date shall be at least two (2) Business Days after such Pledgor or OPIC, as the case may be, receives the Collateral Agent's request for instructions and its proposed course of action, and provided further that, prior to so acting, the Collateral Agent has not received the written instructions requested.

            (G) (i) The Collateral Agent does not and shall not have any interest in any part of the Collateral hereunder, shall serve only as Collateral Agent for the benefit of OPIC and, in connection therewith, shall only have possession of, and dominion and control over, the Collateral in accordance herewith. The Collateral Agent shall not grant, create, assign, incur or cause the imposition of any Lien upon the Collateral of any Pledgor other than the Lien granted hereunder by such Pledgor.

                  (ii) The Collateral Agent makes no representation as to the validity, value, genuineness or collectability of any Security or other document or instrument held by or delivered to it.

                  (iii) The Collateral Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any part of the Collateral hereunder.

                  (iv) In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among any Pledgor and/or any other Person with respect to any of the Collateral hereunder, the Collateral Agent shall be entitled, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such Collateral so long as such dispute or conflict shall continue, and the Collateral Agent shall not be or become liable in any way to such Pledgor or any other Person for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent shall be entitled to refuse to act until, at its sole option, either such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, satisfactory to the Collateral Agent, or the Collateral Agent shall have received security or an indemnity satisfactory to the Collateral Agent sufficient to save the Collateral Agent harmless from and against any and all loss, liability or expense which the Collateral Agent may incur. The Collateral Agent may in addition elect at its sole option to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent may deem necessary. Notwithstanding the foregoing, in the event that the Collateral Agent shall refuse promptly to comply with an instruction given by OPIC pursuant to the provisions hereof, the Collateral Agent shall, at its sole option, either (A) promptly turn over all of the Collateral in the Collateral Agent's possession, dominion or control or maintained in its name to OPIC or its Sub-Agent, or (B) promptly commence an action interpleading all of the Collateral into the registry of a court having jurisdiction over such an action.

                  (v) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  (vi) For purposes of the duties of the Collateral Agent hereunder, an Event of Default with respect to a Pledgor shall occur or be deemed to occur when, but only if, the Collateral Agent shall have received a Notice of Default from OPIC with respect to such Pledgor.

                  (vii) In the event that any Person other than OPIC asserts or gives the Collateral Agent notice of the imposition of any Lien against any of the Collateral, the Collateral Agent shall not comply, or agree to comply, with any direction, instructions or orders of any Person other than OPIC with respect to such Collateral without the prior written consent of OPIC or except as provide herein.

                  (viii) Except as directed by a Pledgor or OPIC in writing in accordance with the terms of this Agreement, neither the Collateral Agent nor OPIC has any duty to see to (A) any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, or (B) the payment or discharge or any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Collateral from funds available in the Retention Accounts.

                  (ix) Neither the Collateral Agent nor OPIC shall have any duty to (A) see to any insurance or (B) confirm or verify the contents of any reports or certificates of any Pledgor delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties.

                  (x) Notwithstanding anything to the contrary in this Agreement, the exercise or failure of exercise by the Collateral Agent of any rights or remedies hereunder shall not preclude the exercise of the same or similar rights or remedies by OPIC or such Sub-Agent as OPIC has designated.

                  (xi) The provisions of this Section 5.1(g) shall survive the termination of this Agreement and/or the resignation or removal of the Collateral Agent.

            (H) (i) The Collateral Agent may resign at any time by giving not less than sixty (60) days prior written notice to the Pledgors and OPIC. If a successor Collateral Agent is not appointed by OPIC or has not accepted such appointment within such sixty (60) days, the Collateral Agent may apply to a court of competent jurisdiction for the appointment of a successor Collateral Agent.

                  (ii) OPIC may remove the Collateral Agent upon written notice to the Collateral Agent signed by OPIC. Such removal shall take effect upon delivery of the Collateral then in the possession, dominion or control of the Collateral Agent or maintained in its name to a successor Collateral Agent designated in writing by OPIC, and the Collateral Agent shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith. The Collateral Agent shall deliver all of the Collateral to the successor Collateral Agent without unreasonable delay after receiving OPIC's designation of a successor Collateral Agent, and shall execute such instruments of transfer and assignment with respect to its possession of, or dominion and control over, the Collateral, as OPIC requests, without unreasonable delay after receiving notice of OPIC's designation of a successor Collateral Agent.

            (I) (i) The Collateral Agent represents and warrants to OPIC and the Pledgors that (A) it has all requisite power and authority to execute, deliver and perform its obligations hereunder, and all action necessary for the due execution, delivery and performance of this Agreement by it has been duly and effectively taken, (B) it is not a party to any agreement (other than this Agreement) with respect to the possession of, or dominion or control over, or the investment, reinvestment or liquidation of, the Collateral, (C) it has not granted, created, assigned or caused the imposition of any Lien on any part of the Collateral (other than the security interest and Lien granted hereunder) and (D) it is a securities intermediary (as such term is defined in the UCC), (E) it acknowledges and will abide by (i) the rights of each of the Collateral Agent and OPIC as an entitlement holder (as such term is defined in the UCC) with respect to the Collateral and (ii) its obligations as a securities intermediary in connection with the Collateral, and (F) it is not aware of any Lien on the Collateral (other than the security interest and Lien granted hereunder).

                  (ii) The Collateral Agent and any successor shall at all times be a corporation or other association doing business under the laws of the United States (or any political subdivision thereof) which meets the requirements of a Qualifying Bank. If, at any time, the Collateral Agent shall cease to qualify in accordance with the provisions of this Section 5.1(i), the Collateral Agent shall immediately notify the parties hereto, and OPIC may, in its sole discretion, direct the Collateral Agent to transfer the Collateral to such other banking institution as OPIC shall specify that satisfies the requirements specified in this Section 5.1(i).

            (J) Any corporation or other association into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other association resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other association succeeding to all or substantially all of the corporate trust business of the Collateral Agent, shall, if eligible and qualified as a Qualifying Bank, automatically be the successor of the Collateral Agent without further act; provided, however, that the Collateral Agent or its successor shall promptly thereafter notify the other parties hereto regarding such succession.

            (K) (i) The Collateral Agent or its Affiliates may from time to time extend commitments to or have loans or other obligations outstanding from any Pledgor or any of its Affiliates, provided, however, that such commitments, loan or other obligations, or any obligation to pay, repay or perform such commitments, loans or other obligations, shall not be secured by any part of the Collateral.

                  (ii) The Collateral Agent, in its individual capacity, or any of its Affiliates, shall have the same rights, powers and authority to enter into any deposit agreement, loan agreement or any other banking or business relationship with any of the parties to any of the Financing Documents (without having to account therefor to any Person) as though it were not the Collateral Agent under this Agreement, provided, however, that any such deposit agreement, loan agreement or other banking or business relationship shall not relate to any part of the Collateral.

                  (iii) The Collateral Agent shall have no liability merely by virtue of the existence of any of the relationships described in paragraphs (i) and (ii) of this Section 5.1(k), other than by reason of its willful misconduct or negligence.

                  (iv) The Collateral Agent shall not, without the prior written consent of OPIC, (i) enter into any other agreement relating to the possession of, dominion and control over, or investment, reinvestment or liquidation of, the Collateral, or (ii) make any loan to, provide credit to, or otherwise enter into any financing arrangement with, any Person to the extent that such loan, credit or other financing arrangement is secured by any of the Collateral.

                  (v) In the event that any Person other than OPIC asserts or gives the Collateral Agent notice of the imposition of any Lien against the Collateral, the Collateral Agent shall promptly notify the Pledgors and OPIC thereof.

      SECTION 5.2 INDEMNITY; REIMBURSEMENT OF EXPENSES.

            (a) To the maximum extent permitted by law, each of TPG and PREA (jointly and severally as between each other), on the one hand, and BOCHC, on the other hand, severally but not jointly, agrees to defend, indemnify and hold harmless the Collateral Agent and OPIC and their respective shareholders, directors, officers, employees, agents, counsel, advisors, subsidiaries and Affiliates (collectively, the "Indemnified Persons") from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, causes of action, judgments, assessments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable legal fees and expenses (collectively, the "Indemnifiable Losses"), in an amount equal to the percentage of each specified type of Indemnifiable Loss set forth below, that may be imposed on, incurred by or asserted against any Indemnified
Person:

                  (i) 100% of any Indemnifiable Loss based on, in connection with, or arising out of, (A) any breach by such Pledgor (in the case of BOCHC) or any of such Pledgors (in the case of TPG and PREA) of this Agreement, the Indemnity Agreement or the Subordination Agreement, or (B) any attempt by OPIC or the Collateral Agent to enforce this Agreement with respect to such Pledgor (in the case of BOCHC) or any of such Pledgors (in the case of TPG and PREA); and

                  (ii) 50% of any Indemnifiable Loss based on, in connection with, or arising out of (A) OPIC's or the Collateral Agent's duties hereunder, or (B) any other lawsuits, complaints, actions or other pending or threatened litigation with respect to this Agreement;

provided, however, that none of the Pledgors shall be liable to any Indemnified Person for any Indemnifiable Loss that resulted from the fraud, gross negligence or willful misconduct of such Indemnified Person.

            (B) Each of TPG and PREA (jointly and severally as between each other), on the one hand, and BOCHC, on the other hand, severally but not jointly, shall be liable for, and shall pay to OPIC upon demand, an amount equal to the percentage of each specified type of cost and expense set forth below, including, in each case, the reasonable fees and expenses of the Collateral Agent and of OPIC's counsel and of any experts and agents:

            (i) 50% of the costs and expenses incurred by OPIC or the Collateral Agent in connection with the administration of this Agreement; and

            (ii) 100% of the costs and expenses incurred by OPIC or the Collateral Agent in connection with (A) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral of such Pledgor (in the case of BOCHC) or any of such Pledgors (in the case of TPG and PREA), (B) the exercise or enforcement of any of the rights of OPIC hereunder with respect to such Pledgor (in the case of BOCHC) or any of such Pledgors (in the case of TPG and PREA), and (C) the failure of such Pledgor (in the case of BOCHC) or such Pledgors (in the case of TPG and PREA) duly to perform or observe any of the provisions of this Agreement, the Indemnity Agreement or the Subordination Agreement.

            (C) The provisions of this Section 5.2 shall survive the termination of this Agreement and/or the resignation or removal of the Collateral Agent.

      SECTION 5.3 NOTICES. Each report, demand, notice and other communication to be given under this Agreement (a "Notice") shall be in writing in the English language, be delivered by hand, overnight courier, registered or certified mail (with all postage thereon prepaid), telegram, or facsimile and be deemed to have been duly given when received by the addressee, or if sent by facsimile upon transmission to the below specified number with confirmation of same (or on the immediately succeeding Business Day, if received or transmitted either on a day which is not a Business Day or after 5:00 p.m. on a day which is a Business Day, in either case in the city where the principal office of the recipient is situated), as follows:

            If to any Pledgor, to such Pledgor at the address specified for such Pledgor in Exhibit A.

            If to the Fund or the Managing Member:

                  c/o Banc One Capital Holdings Corporation
                  Bane One Capital Corporation
                  OHI 0340
                  1101 30th Street, N.W.
                  Suite 200
                  Washington, DC 20007
                  Facsimile: (202) 333-1158
                  Telephone: (202) 337-6300
                  Attn: Mr. William A. Delphos, Managing Director

                  and to:

                  Pioneer Real Estate Advisors, Inc.
                  60 State Street
                  Boston, MA 02109
                  Facsimile: (617) 422-4286
                  Telephone: (617) 422-4804
                  Attn: Mr. Stephen G. Kasnet, President

                  and to:

                  The Pioneer Group, Inc.
                  60 State Street
                  Boston, MA 02109
                  Facsimile: (617) 422-4293
                  Telephone: (617) 422-4981
                  Attn: Robert P. Nault, Esq.

            If to OPIC:

                  Overseas Private Investment Corporation
                  1100 New York Avenue, N.W.
                  Washington, D.C. 20527
                  Attn: Administrator, Investment Funds Department
                  Telephone: (202) 336-8507
                  Facsimile: (202) 842-5194
                  with a copy to: Vice President and Treasurer
                  Telephone: (202) 336-8532
                  Facsimile: (202) 408-9862

            If to the Collateral Agent:

                  State Street Bank and Trust Company
                  2 International Place
                  Corporate Trust Administration, 4th Floor
                  Boston, MA 02110
                  Telephone: (617) 664-5526
                  Facsimile: (617) 664-5371
                  Attn:Mr. Paul D. Allen

Any party, by written notice to the other, may change the address to which such communications should be sent to it.

      SECTION 5.4 AMENDMENTS. The provisions of this Agreement may be waived, supplemented or amended only by an instrument in writing signed by an Authorized Officer of the Pledgor affected thereby, the Fund, the Collateral Agent and OPIC.

      SECTION 5.5 AUTHORIZED PERSONS. Each of the parties hereby designates the persons whose names, titles and signatures appear on Exhibit B-1, B-2, B-3, B-4, B-5, B-6 or B-7, as applicable, as its Authorized Officers with the authority to execute and deliver this Agreement, any amendment hereto, any waiver hereof or any Notice or other instrument contemplated hereunder in accordance with this Agreement. Each of the parties may change the persons it has designated as its Authorized Officers in accordance with this Agreement by delivering to all other parties a completed Exhibit B-1, B-2, B-3, B-4, B-5, B-6 or B-7, as applicable, signed by two or more of its remaining and/or newly-designated Authorized Officers.

      SECTION 5.6 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns; provided, however, that none of the Pledgors or the Fund shall, without the prior written consent of OPIC, assign or delegate all or any part of its interests or obligations hereunder, except in connection with a transfer of Collateral in accordance with Section 2.3. By executing this Agreement, the parties do not intend to provide any third party with any rights or benefits under any term of this Agreement, except as expressly set forth in Section 5.2.

      SECTION 5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT (A) THE VALIDITY, PRIORITY OR PERFECTION OF THE SECURITY INTEREST AND LIEN GRANTED HEREUNDER BY EACH PLEDGOR, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PART OF THE COLLATERAL OF ANY PLEDGOR ARE GOVERNED BY APPLICABLE MANDATORY PROVISIONS OF LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK OR IN WHICH ENFORCEMENT IS SOUGHT AND (B) THE EXERCISE BY OPIC OF ITS RIGHTS AND REMEDIES HEREUNDER WITH RESPECT TO ANY SECURITIES (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY ANY GOVERNMENTAL AUTHORITY) SHALL BE SUBJECT TO COMPLIANCE WITH APPLICABLE MANDATORY PROVISIONS OF LAW OF THE JURISDICTION OF DOMICILE OF THE ISSUER OF SUCH SECURITIES.

      SECTION 5.8 SEVERABILITY. If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the parties hereto agree, to the fullest extent permitted by law, that (a) the validity, legality, and enforceability of the remainder of such provision in such jurisdiction shall not be affected or impaired thereby and (b) any such prohibition, invalidity, illegality or unenforceability shall not render any such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

      SECTION 5.9 JURISDICTION AND CONSENT TO SUIT. Without prejudice to OPIC's right to bring suit in any appropriate domestic or foreign jurisdiction, any action or proceeding to enforce this Agreement may be brought by OPIC in any state or federal court of competent jurisdiction in the State of New York or the District of Columbia of the United States of America or in any other jurisdiction where any Pledgor or any of its assets or property may be found or subject to jurisdiction. Each of the Pledgors hereby irrevocably waives any present or future defense or objection to any such venue (including forum non conveniens), and irrevocably and unconditionally consents and submits, for itself and in respect of any of its assets or property, to the non-exclusive jurisdiction of any such court. Final judgment against any of the Pledgors in any action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligation of such Pledgor.

      SECTION 5.10 AGENT FOR SERVICE OF PROCESS. Each of the Pledgors and the Fund, prior to or contemporaneously with its execution and delivery of this Agreement, shall (a) irrevocably designate and appoint an agent satisfactory to OPIC for service of process in the State of New York and the District of Columbia, United States of America as the authorized agent of each Pledgor and the Fund to receive and accept on its behalf service of process in any proceeding, (b) maintain such appointment (or that of a successor satisfactory to OPIC) continuously in effect at all times while such Pledgor is obligated under this Agreement or any other Financing Document and until six (6) months after the Maturity Date, and (c) provide OPIC with evidence of the prepayment in full of the fees of such agent. Service of process, writ, judgment, or other notice of legal process upon said agent shall be deemed and held in every respect to be effective personal service upon each Pledgor. Nothing herein shall affect OPIC's right to serve process in any other manner permitted by applicable law.

      SECTION 5.11 INTEGRATION. This Agreement, the Indemnity Agreement, the Subordination Agreement, the Finance Agreement, the other Financing Documents and all other agreements contemplated hereby or thereby embody the entire understanding of the parties hereto, and supersede all prior negotiations, understandings and agreements among them with respect to the subject matter hereof.

      SECTION 5.12 ARBITRATION.

            (A) Any dispute, controversy or claim arising out of, or relating to, or in connection with this Agreement, to which OPIC, on the one hand, any Pledgors, on the other hand, is a party (including the breach, termination or validity hereof), and any dispute concerning the scope of this arbitration clause, may, at OPIC's sole option exercised by written notice to the Pledgors, be referred for final settlement by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "ICC") in effect on the date of this Agreement (the "Rules"). The arbitration shall be held in the Washington, D.C. metropolitan area. Upon sending out a notice by OPIC of its election to resolve by arbitration any dispute, controversy or claim pursuant to this Section 5.12 (the "Arbitration Notice"), each of the Pledgors shall be obligated to settle such dispute, controversy or claim as provided in this Section 5.12. The Pledgors and OPIC hereby agree to the jurisdiction of the arbitral panel with respect to such dispute, controversy or claim referred to arbitration. The arbitration shall be conducted in the English language.

            (B) The arbitration shall be conducted by three (3) arbitrators; provided, however, that in the event of a dispute, controversy or claim involving both OPIC and a substantially related dispute, controversy or claim between or among any of the Pledgors, the arbitration shall be conducted by five
(5) arbitrators. OPIC shall have the right to appoint one (1) arbitrator, in the case of a panel of three arbitrators, or two arbitrators, in the case of a panel of five arbitrators. The applicable Pledgors shall jointly appoint one arbitrator, in the case of a panel of three arbitrators, or, each of TPG and PREA, on the one hand, and BOCHC, on the other hand, shall appoint one arbitrator for a total of two arbitrators, in the case of a panel of five arbitrators. Each appointing party shall notify the other appointing party or parties of the name of its appointee within sixty (60) days of the date of the Arbitration Notice. The arbitrators so selected shall together, within sixty
(60) days after the date on which such arbitrators were required to be appointed, appoint the third or fifth, as the case may be, presiding arbitrator. If an arbitrator must be replaced for any reason, the party or parties that selected such arbitrator shall appoint a substitute arbitrator within thirty
(30) days of the date upon which such replacement became necessary. If such appointing party or parties fails to appoint any arbitrator (whether the original or replacement arbitrator, as the case may be) within the time limits provided hereunder, such arbitrator(s) shall, upon the written request of any party to the arbitration that has made its appointment, be appointed by the ICC. Each arbitrator shall be fluent in the English language, shall be a disinterested person, and shall be an attorney qualified to practice law in the Washington, D.C. metropolitan area for a minimum of five (5) years, with experience in representing lenders and borrowers in international financial transactions. Any party to such an arbitral proceeding may, within ten (10) days of notice of an appointment, challenge the appointment of an arbitrator as lacking the qualifications set forth in the preceding sentence pursuant to the procedures prescribed by the ICC. Any determination by the ICC as to qualifications shall be final and binding and not subject to judicial review.

            (C) Each arbitral panel established hereunder shall make its decisions entirely on the basis of this Agreement, the relevant Financing Documents, as applicable, the governing law provisions herein or therein, and the Rules. Any arbitration proceeding or award rendered hereunder and the validity, effect and interpretation of the arbitration agreement contained in this Section 5.12 shall be governed by the laws of the State of New York (without reference or regard to its principles of conflict of laws) and by the New York Convention on the Recognition and Enforcement of Foreign Arbitration Awards, June 10, 1958.

            (D) OPIC shall communicate its statement of claim and/or defense in writing to the other parties to the arbitration and the arbitral panel within a period of time to be determined by the panel. Such other parties shall file a statement of claim and/or defense within a period of time to be determined by the panel. The parties to the arbitration may be represented or assisted by legal counsel of their choice. The arbitral panel shall determine a date on which it shall commence taking evidence, which date shall not be less than sixty
(60) days after the submission of such statement of claim or defense, unless the parties to the arbitration agree otherwise. Where the Rules do not provide for a particular situation, the arbitral panel shall by a majority, in its absolute discretion, determine the course of action to be followed and its decision shall be final.

            (E) The arbitral panel shall issue a written decision and award within sixty (60) days after the conclusion of the relevant proceedings. Any award of the arbitral panel shall be final and binding, and judgment upon any arbitral award may be entered and enforced by any court or judicial authority of competent jurisdiction. Any money award shall be made and shall be payable in Dollars. The award shall be limited to the scope of the submissions and in no circumstance shall the arbitral panel render an award ex aequo et bono or as amiable compositeur. If any party to the arbitration wishes to submit a request that the arbitral panel interpret the award or correct any clerical, typographical or computation errors, or make an additional award as to claims presented but omitted from the award, such request shall be submitted to the arbitral panel and the other parties to the arbitration within ten (10) days after the award. If the panel considers such request justified, after considering the contention of the parties to the arbitration, the panel shall promptly comply with such request.

            (F) In invoking any arbitration pursuant to this Section 5.12, OPIC shall not be deemed to have waived any rights, immunities or privileges to which it or any of its directors, officers or employees is entitled. By submitting to arbitration, OPIC shall not be deemed to have submitted to the jurisdiction of any court other than the United States Court of Claims in Washington, D.C.

      SECTION 5.13 NO CONFLICT. Notwithstanding anything in this Agreement or any other agreement between a Pledgor and the Collateral Agent, to the extent any conflicts exist between agreements, the provisions of this Agreement shall control.

      SECTION 5.14 CONTINUING SECURITY AGREEMENT.

            (A) No action taken or omission to act by the Collateral Agent hereunder shall be deemed to constitute a retention of the Collateral in payment, performance or satisfaction of any of the Secured Obligations or otherwise to be in full payment, performance or satisfaction of any of the Secured Obligations, and the security interest and Lien granted hereunder by each Pledgor shall remain in full force and effect until the payment, performance and satisfaction in full of all of the Secured Obligations of such Pledgor or such subsequent time as is set forth in paragraph (b) below.

            (B) To the extent that any payments on the Secured Obligations of a Pledgor or proceeds of the Collateral of such Pledgor are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, other law or equitable cause, then to such extent the Secured Obligations so paid shall be revived and continue as if such payment or proceeds had not been received by OPIC or the Collateral Agent, as applicable, and the security interest and Lien, and all rights, powers and remedies in favor of OPIC and the Collateral Agent, granted or conveyed hereunder by or with respect to such Pledgor shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated in accordance herewith.

            (C) Each Pledgor hereby acknowledges that, whether or not there are, at any given time, sufficient funds to meet the Secured Obligations of such Pledgor as they fall due, nothing in this Agreement shall be deemed in any way to lessen or absolve such Pledgor from full and timely payment, performance and satisfaction of its Secured Obligations as they fall due.

      SECTION 5.15 SATISFACTION AND DISCHARGE. If at any time (a) the Collateral Agent shall have received a notice from or on behalf of OPIC that the Loan and all of the Secured Obligations of each Pledgor have been paid, performed and satisfied in full by such Pledgor, and (b) all amounts due and payable to the Collateral Agent by such Pledgor pursuant to this Agreement have been paid in full, then this Agreement shall cease to be of further effect with respect to such Pledgor, and the Collateral Agent, on written demand of and in the name and at the cost or expense of such Pledgor and upon delivery to the Collateral Agent of a certificate signed by an Authorized Officer of such Pledgor stating that all conditions precedent to the satisfaction and discharge of this Agreement with respect to such Pledgor have been complied with, the Collateral Agent shall execute such instruments reasonably specified in such written demand acknowledging the satisfaction and discharge of this Agreement with respect to such Pledgor and shall transfer to such Pledgor all of its Collateral at such place and in such manner as are specified in writing by such Pledgor. OPIC agrees to give or to procure the giving of the notices provided for in this Section 5.15 promptly after payment, performance and satisfaction by each Pledgor of its Secured Obligations but in any event no later than thirty (30) days after the first date following such payment, performance and satisfaction on which OPIC has received a request from such Pledgor to give such notice.

      SECTION 5.16 WAIVER OF JURY TRIAL. EACH OF THE PLEDGORS, THE FUND AND OPIC HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN OR AMONG THEM ESTABLISHED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      SECTION 5.17 WAIVER OF LITIGATION PAYMENTS. In the event that any action or lawsuit is initiated by or on behalf of OPIC against any Pledgor, the Fund or any other party to any Financing Document (other than OPIC), each of the Pledgors and the Fund, to the fullest extent permissible under applicable law or equity, hereby expressly and irrevocably waives its right to, and agrees not to request, plead, or claim that OPIC or its successors, transfers, and assigns (any such Person, an "OPIC Plaintiff") post, pay, or offer, any cautio judicatum solvi bond, litigation bond, or any other bond, fee, payment, or security measure provided for by any provision of law applicable to such action or lawsuit (any such bond, fee, payment, or measure, a "Litigation Payment"), and each of the Pledgors and the Fund further waives any right it may now or hereafter have to object to an OPIC Plaintiff's claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making or offering any such Litigation Payment.

      SECTION 5.18 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument, and unless prohibited by law, the parties agree to accept facsimile counterparts of the signature pages of this Agreement as original copies hereof.

                                   **********

                         [Signatures on following page]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Organizer Interest Pledge, Assignment and Security Agreement to be executed and delivered on its behalf by its Authorized Officer as of the date first above written.

                              OVERSEAS PRIVATE INVESTMENT CORPORATION


                              By:  /s/ Austin J. Belton
                                   -----------------------------------------
                                   AUSTIN J. BELTON

                              Its: INVESTMENT FUNDS MANAGER
                                   -----------------------------------------
                                   OVERSEAS PRIVATE INVESTMENT CORP.


                              PBO PROPERTY FUND, L.L.C,
                              a Delaware limited liability company

                              By:  PBO Property Capital, L.L.C.,
                                   a Delaware limited liability company
                              Its: Managing Member


                                   By:   /s/ Stephen G. Kasnet
                                        ------------------------------------

                                   Its:  President
                                        ------------------------------------


                              PBO PROPERTY CAPITAL, L.L.C,
                              a Delaware limited liability company

                              By:  Pioneer Real Estate Advisors, Inc.,
                                   a Delaware corporation
                              Its: Managing Member


                                   By:   /s/ Stephen G. Kasnet
                                        ------------------------------------

                                   Its:  President
                                        ------------------------------------

                              STATE STREET BANK AND TRUST COMPANY,
                              a Massachusetts trust company, as Collateral Agent


                              By:   /s/ Paul D. Allen
                                   -----------------------------------------

                              Its:  Vice President
                                   -----------------------------------------


                              BANC ONE CAPITAL HOLDINGS CORPORATION,
                              an Ohio corporation


                              By:   /s/ David R. Meuse
                                   -----------------------------------------

                              Its:  President
                                   -----------------------------------------


                              PIONEER REAL ESTATE ADVISORS, INC.,
                              a Delaware corporation


                              By:  /s/ Stephen G. Kasnet
                                   -----------------------------------------

                              Its: President
                                   -----------------------------------------


                              THE PIONEER GROUP, INC.,
                              a Delaware corporation


                              By:  /s/ Stephen G. Kasnet
                                   -----------------------------------------

                              Its: Vice President
                                   -----------------------------------------